PREPAID LAND LEASES (Details 1) (USD $)	Jun. 30, 2014
Prepaid Land and Leases [Line Items]
2015	$ 289,917
2016	289,917
2017	289,917
2018	289,917
2019	289,917
Prepaid Land Lease Amortization Expense Net Total	$ 1,449,585